NEWS RELEASE
Contacts:    KLX Energy Services Holdings, Inc.
Keefer M. Lehner, EVP & CFO
832-930-8066
IR@klx.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
713-529-6600
KLXE@dennardlascar.com

KLX Energy Services Holdings, Inc. Provides
Preliminary Second Quarter 2024 Results

HOUSTON - July 16, 2024 - KLX Energy Services Holdings, Inc. (Nasdaq: KLXE) (“KLX”, the “Company”, “we”, “us” or “our”) today announced preliminary financial results for the three months ended June 30, 2024.

Preliminary Second Quarter 2024 Financial and Operational Highlights

•Estimated Revenue range of $178 million to $182 million, increased sequentially approximately 3% despite a 7% decline in rig count over the same period
•Enacted approximately $16 million of annualized cost reductions in the second quarter of 2024 primarily related to operational streamlining initiatives, insurance and professional fees
•Estimated Net Loss range of $(7) million to $(11) million
•Estimated Adjusted EBITDA and Adjusted EBITDA Margin ranges of $24 million to $27 million and 14% to 15%, respectively
•Estimated Adjusted EBITDA and Adjusted EBITDA Margin improved sequentially by 100% to 125% and by 104% to 118%, respectively
•Estimated Net Cash Flow Provided by Operating Activities range of $18 million to $22 million
•Estimated Levered Free Cash Flow range of $5 million to $11 million
•Estimated Cash balance of approximately $87 million, increased $2 million sequentially
•Estimated Total Debt and Net Debt of approximately $285 million and $198 million, respectively
•Estimated Liquidity of approximately $126 million, including approximately $87 million of cash and $39 million of borrowing availability as of the May 2024 Borrowing Base Certificate
See “Non-GAAP Financial Measures” at the end of this release for a discussion of Net Debt, Adjusted EBITDA, Adjusted EBITDA Margin, Net Leverage Ratio and their reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

Chris Baker, KLX President and Chief Executive Officer, stated, “We are extremely proud of our second quarter performance. Despite a 7% rig count decline this quarter, and continued drilling and completions activity volatility, KLX revenue results are expected to increase approximately 3% sequentially and Adjusted EBITDA Margin results are materially above our previously provided guidance. We expect to generate second quarter Adjusted EBITDA and Adjusted EBITDA Margin of $24 million to $27 million and 14% and 15% respectively.

“Similar to the third quarter of 2023, where KLX’s geographic and product service line diversification drove margin sustainability in the face of market weakness, we once again saw a similar rotation this quarter, highlighting the strengths of the KLX platform as seasonal impacts waned and production and intervention activity returned to a normalized level. KLX’s leading presence in extended reach laterals, completion technologies, and production and intervention services should continue to yield sustainable results even in a flat market.

“The sequential improvement in Adjusted EBITDA and Adjusted EBITDA Margin was driven by a non-recurrence of first quarter 2024 transitory issues, cost structure optimization initiatives, improved crew utilization, seasonally-reduced payroll tax exposure, and incremental activity and a shift in revenue mix towards higher margin segments (Rockies) and product service lines (Rentals and Tech Services (including Fishing)), particularly within the Rockies and Southwest segments.

“Based on current calendars and latest customer conversations, we expect third quarter 2024 revenue to be flat to slightly up relative to the second quarter, with similar margins to the prior quarter,” concluded Baker.

About KLX Energy Services Holdings, Inc.

KLX is a growth-oriented provider of diversified oilfield services to leading onshore oil and natural gas exploration and production companies operating in both conventional and unconventional plays in all of the active major basins throughout the United States. The Company delivers mission critical oilfield services focused on drilling, completion, production, and intervention activities for technically demanding wells from over 50 service and support facilities located throughout the United States. KLX’s complementary suite of proprietary products and specialized services is supported by technically skilled personnel and a broad portfolio of innovative in-house manufacturing, repair and maintenance capabilities. More information is available at www.klx.com.

Forward-Looking Statements and Cautionary Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information to investors. This news release (and any oral statements made regarding the subjects of this release) includes forward-looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information disclosed above. When used in this news release (and any oral statements made regarding the subjects of this release), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects.

Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; inflation; increases in interest rates; the ongoing conflicts in Ukraine and Israel and their continuing effects on global trade; the ongoing conflict in Israel; supply chain issues; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Information Regarding Preliminary Results

The preliminary estimated financial information contained in this news release reflects management’s estimates based solely upon information available to it as of the date of this news release and is not a comprehensive statement of the Company’s financial results for the three months ended June 30, 2024. The information presented herein should not be considered a substitute for full unaudited financial statements for the three months ended June 30, 2024 and should not be regarded as a representation by the Company or its management as to its actual financial results for the three months ended June 30, 2024. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented herein is subject to change, and the Company’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Non-GAAP Financial Measures

This release includes Net Debt, Adjusted EBITDA, Adjusted EBITDA Margin, Levered Free Cash Flow and Net Leverage Ratio measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934.

We define Net Debt as Total Debt less cash and cash equivalents. We believe that Net Debt provides useful information to investors because it is an important indicator of the Company’s indebtedness.

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions and (v) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company’s leverage ratio, consistent with the terms of the Company’s asset-based lending facility.

We believe Adjusted EBITDA is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA Margin is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA Margin is not a measure of net earnings or cash flows as determined by GAAP. Adjusted EBITDA Margin is defined as the quotient of Adjusted EBITDA and total revenue. We believe Adjusted EBITDA Margin is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure, as a percentage of revenues.

We define Levered Free Cash Flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment. Our management uses Levered Free Cash Flow to assess the Company’s liquidity and ability to repay maturing debt, fund operations and make additional investments. We believe that Levered Free Cash Flow provides useful information to investors because it is an important indicator of the Company’s liquidity, including its ability to reduce net debt and make strategic investments.

We define Net Leverage Ratio as Total Debt less cash and cash equivalents, divided by Annualized Adjusted EBITDA. We believe that Net Leverage Ratio provides useful information to investors because it is an important indicator of the Company’s indebtedness in relation to its operating performance.

The following tables present reconciliations of the non-GAAP financial measures of Net Debt, Adjusted EBITDA, Levered Free Cash Flow and Net Leverage Ratio to the most directly comparable GAAP financial measures and a reconciliation of the non-GAAP financial measure of Adjusted EBITDA Margin for the periods indicated:

KLX Energy Services Holdings, Inc.
Revenue by Segment
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2024
	Low	High
Rocky Mountains	$61	$62
Southwest	69	71
Northeast/Mid-Con	48	49
Total revenue	$178	$182

KLX Energy Services Holdings, Inc.
Reconciliation of Net Debt(1)
(In millions of U.S. dollars)
(Unaudited)

As of June 30, 2024
Total Debt	285
Cash	87
Net Debt	$198
(1) Net Debt is defined as Total Debt less cash and cash equivalents.

KLX Energy Services Holdings, Inc.
Reconciliation of Consolidated Net Loss to Adjusted EBITDA
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2024
	Low	High
Consolidated Net Loss	$(10.9)	$(7.3)
Income tax expense	0.3	0.1
Interest expense, net	9.3	9.1
Operating (loss) income	(1.3)	1.9
One-time costs(1)	1.3	1.5
Adjusted operating income	—	3.4
Depreciation and amortization	23.2	23.0
Non-cash compensation	1.1	0.9
Adjusted EBITDA	$24.3	$27.3
(1) The one-time costs during the second quarter of 2024 relate to professional services and impairment and other charges.

KLX Energy Services Holdings, Inc.
Reconciliation of Net Cash Flow Provided by Operating Activities to Free Cash Flow
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2024
	Low	High
Net cash flow provided by operating activities	$18	$22
Capital expenditures	(16)	(14)
Proceeds from sale of property and equipment	3	3
Levered Free Cash Flow	5	11

KLX Energy Services Holdings, Inc.
Reconciliation of Net Leverage Ratio
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2024
	Low		High
Adjusted EBITDA	$24		$27
Multiply by four quarters	4		4
Annualized Adjusted EBITDA	97		109
Net Debt	198		198
Net Leverage Ratio (1)	2.0	x	1.8	x
(1) Net Leverage Ratio is defined as Net Debt divided by Annualized Adjusted EBITDA.

KLX Energy Services Holdings, Inc.
Reconciliation of Adjusted EBITDA Margin
(In millions of U.S. dollars)
(Unaudited)

	Three Months Ended June 30, 2024
	Low	High
Adjusted EBITDA	$24	$27
Revenue	178	182
Adjusted EBITDA Margin (1)	14%	15%
(1) Adjusted EBITDA Margin is defined as the quotient of Adjusted EBITDA and revenue.